Exhibit 10.7

Lock-up Agreement

Liquidia Corporation
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560

Re:       Liquidia Corporation (the “Company”)

Ladies & Gentlemen:

The undersigned has acquired [●] shares of common stock, par value $0.001 per share, of the Company (“Initial Merger Shares”), pursuant to that certain Agreement and Plan of Merger, dated as of June 29, 2020, by and among the Company, Liquidia Technologies, Inc., RareGen, LLC, Gemini Merger Sub I, Inc., Gemini Merger Sub II, LLC, and PBM RG Holdings, LLC (the “Merger Agreement”). The undersigned recognizes that the transaction contemplated by the Merger Agreement (the “Transaction”) will benefit each of the Company and the undersigned. The undersigned acknowledges that the Company is relying on the representations and agreements of the undersigned contained in this letter agreement in consummating the Transaction.

Annex A sets forth definitions for capitalized terms used in this letter agreement that are not defined in the body of this letter agreement. Those definitions are a part of this letter agreement.

In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, during the applicable Lock-up Period, the undersigned will not (and will cause any Family Member not to), without the prior written consent of the Company, which may withhold its consent in its sole discretion:

•	Sell or Offer to Sell any of the Merger Shares,

•	enter into any Swap,

•	make any demand for, or exercise any right with respect to, the registration under the Securities Act of the offer and sale of any Merger Shares, or cause to be filed a registration statement, prospectus or prospectus supplement (or an amendment or supplement thereto) with respect to any such registration, or

•	publicly announce any intention to do any of the foregoing.

The foregoing restrictions shall not apply to (i) the transfer of Merger Shares by gift, or by will or intestate succession to a Family Member or to a trust whose beneficiaries consist exclusively of one or more of the undersigned and/or a Family Member, or to a charitable organization, (ii) transfers by operation of law, including pursuant to a court or regulatory agency order, a qualified domestic relations order or in connection with a divorce settlement, (iii) transfers as a distribution to limited partners, limited liability company members or stockholders of the undersigned, (iv) transfers to a corporation, partnership, limited liability company, investment fund or other entity that controls or is controlled by, or is under common control with, the undersigned, or is wholly-owned by the undersigned, or, in the case of an investment fund, that is managed by, or is under common management with, the undersigned (including, for the avoidance of doubt, a fund managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company as the undersigned or who shares a common investment advisor with the undersigned), and (v) transfers of Merger Shares pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Merger Shares involving a Change of Control of the Company, provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Merger Shares owned by the undersigned shall remain subject to the restrictions contained in this letter agreement; provided, however, that in any such case (except (v)), it shall be a condition to such transfer that:

•	each transferee executes and delivers to the Company an agreement in form and substance satisfactory to the Company stating that such transferee is receiving and holding such Merger Shares subject to the provisions of this letter agreement and agrees not to Sell or Offer to Sell such Merger Shares, engage in any Swap or engage in any other activities restricted under this letter agreement except in accordance with this letter agreement (as if such transferee had been an original signatory hereto),

•	prior to the expiration of the applicable Lock-up Period, no public disclosure or filing under the Exchange Act by any party to the transfer (donor, donee, transferor or transferee) shall be required, or made voluntarily, reporting a reduction in beneficial ownership of Merger Shares in connection with such transfer, and

•	any such transfers shall not involve a disposition for value.

“Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than a placement agent pursuant to the Transaction), of the Company’s voting securities if, after such transfer, such person or group of affiliated persons would hold more than 50% of the outstanding voting securities of the Company (or the surviving entity).

Despite anything to the contrary set forth herein, none of the provisions of this letter agreement will apply to any Shares or Related Securities owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act), whether acquired prior to or after the date of this letter agreement, by the undersigned (other than the Merger Shares).

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of Merger Shares held by the undersigned and the undersigned’s Family Members, if any, except in compliance with the foregoing restrictions.

The undersigned confirms that the undersigned has not, and has no knowledge that any Family Member has, directly or indirectly, taken any action designed to or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Merger Shares. The undersigned will not, and will cause any Family Member not to take, directly or indirectly, any such action.

The undersigned hereby represents and warrants that the undersigned has full power, capacity and authority to enter into this letter agreement. This letter agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Signature

Printed Name of Person Signing

Title

(Indicate capacity of person signing if signing as custodian or trustee, or on behalf of an entity)

Date: __________ ____, 2020

Certain Defined Terms
Used in Lock-up Agreement

For purposes of the letter agreement to which this Annex A is attached and of which it is made a part:

•	“Call Equivalent Position” shall have the meaning set forth in Rule 16a-1(b) under the Exchange Act.

•	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

•	“Family Member” shall mean the spouse of the undersigned, an immediate family member of the undersigned or an immediate family member of the undersigned’s spouse, in each case living in the undersigned’s household or whose principal residence is the undersigned’s household (regardless of whether such spouse or family member may at the time be living elsewhere due to educational activities, health care treatment, military service, temporary internship or employment or otherwise). “Immediate family member” as used above shall have the meaning set forth in Rule 16a-1(e) under the Exchange Act.

•	“Lock-up Period” shall mean the period beginning on the date hereof and continuing through the close of trading on the date that is six months after the date hereof.

•	“Merger Shares” shall mean any Initial Merger Shares and any other Shares issued pursuant to the Merger Agreement.

•	“Put Equivalent Position” shall have the meaning set forth in Rule 16a-1(h) under the Exchange Act.

•	“Related Securities” shall mean any options or warrants or other rights to acquire shares of common stock, par value $0.001 per share, of the Company (“Shares”) or any securities exchangeable or exercisable for or convertible into Shares, or to acquire other securities or rights ultimately exchangeable or exercisable for or convertible into Shares.

•	“Securities Act” shall mean the Securities Act of 1933, as amended.

•	“Sell or Offer to Sell” shall mean to:

–	sell, offer to sell, contract to sell or lend,

–	effect any short sale or establish or increase a Put Equivalent Position or liquidate or decrease any Call Equivalent Position,

–	pledge, hypothecate or grant any security interest in, or

–	in any other way transfer or dispose of, in each case whether effected directly or indirectly.

•	“Swap” shall mean any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of Merger Shares, regardless of whether any such transaction is to be settled in securities, in cash or otherwise.

Capitalized terms not defined in this Annex A shall have the meanings given to them in the body of this lock-up agreement.